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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2002


                           SALIX PHARMACEUTICALS, LTD.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           000-23265                                        94-3267443
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    (Commission file Number)                         (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (919) 862-1000
                                                   ----------------------------

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Item 7.  Financial Statements and Exhibits

(c)   Exhibits

         99.1  Press Release dated May 15, 2002

Item 9.  Regulation FD Disclosure

         On May 15, 2002, Salix announced its operating results for the quarter ended March 31, 2002.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SALIX PHARMACEUTICALS, LTD.



Date: May 15, 2002                  By:  /s/  Adam C. Derbyshire
                                         --------------------------------------
                                              Adam C. Derbyshire
                                              Vice President and Chief Financial
                                              Officer